Business Combinations - Schedule of Unaudited Proforma Consolidated Revenues and Net Loss (Details) - ViaFintech - USD ($) $ in Thousands		3 Months Ended		6 Months Ended
		Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Business Acquisition [Line Items]
Revenue		$ 378,913	$ 392,100	$ 749,215	$ 775,627
Net (loss) / income (1)	[1]	$ (658,739)	$ 1,160	$ (1,823,250)	$ (75,688)

[1]	The pro forma net gain / (loss) for three and six months ended June 30, 2022 was adjusted to exclude acquisition cost and include additional amortization and interest expense that would have been incurred assuming the intangible assets and associated debt had been recorded as of January 1, 2021. The pro forma net gain / (loss) for the three and six months ended June 30, 2021 was adjusted to include the acquisition-related costs and additional amortization and interest expense that would have been incurred assuming the intangible assets and debt had been recorded as of January 1, 2021.